UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2024

Date of Report (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On December 19, 2024, Arthur J. Gallagher & Co. (the “Company”) closed the previously announced offering of $750,000,000 aggregate principal amount of its 4.600% Senior Notes due 2027 (the “2027 Notes”), $750,000,000 aggregate principal amount of its 4.850% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of its 5.000% Senior Notes due 2032 (the “2032 Notes”), $1,500,000,000 aggregate principal amount of its 5.150% Senior Notes due 2035 (the “2035 Notes”) and $1,500,000,000 aggregate principal amount of its 5.550% Senior Notes due 2055 (“2055 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2032 Notes, and the 2035 Notes, the “Notes”).

The Notes offering has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3, file no. 333-277002 (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”). The Notes have been issued pursuant to an indenture, dated as of May 20, 2021 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented in respect of the Notes by an Officers’ Certificate pursuant to the Indenture, dated as of December 19, 2024 (the “Officers’ Certificate”). The relevant terms of the Notes, the Indenture and the Officers’ Certificate are further described under the caption “Description of Notes” in the prospectus supplement dated December 10, 2024, filed with the SEC by the Company on December 11, 2024. Such description is incorporated in this Item 8.01 by reference.

The Officers’ Certificate (including the forms of the Notes) is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the Officers’ Certificate (including the forms of the Notes) in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Officers’ Certificate (including the form of the Notes). The Company is filing this Current Report on Form 8-K in order to file with the SEC certain items that are to be incorporated by reference into the Registration Statement. The opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

4.1	Officers’ Certificate of the company pursuant to the Indenture, dated as of December 19, 2024.

4.2	Form of 4.600% Senior Notes due 2027 (included in Exhibit 4.1).

4.3	Form of 4.850% Senior Notes due 2029 (included in Exhibit 4.1).

4.4	Form of 5.000% Senior Notes due 2032 (included in Exhibit 4.1).

4.5	Form of 5.150% Senior Notes due 2035 (included in Exhibit 4.1).

4.6	Form of 5.550% Senior Notes due 2055 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated December 19, 2024.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 19, 2024	By:	/s/ Walter D. Bay
Walter D. Bay
Vice President, General Counsel and Secretary